Limited Term Tax-Exempt Bond Fund of America® Supplement September 1, 2023

For the summary prospectus, statutory prospectus and statement of additional information of Limited Term Tax-Exempt Bond Fund of America, dated October 1, 2022 as supplemented to date:

Effective October 1, 2023, the dollar-weighted average effective maturity of the portfolio of Limited Term Tax-Exempt Bond Fund of America will be between one and 10 years. Currently, the dollar-weighted average effective maturity of the fund is between three and 10 years. The fund is changing only the range of its dollar-weighted average effective maturities. The fund will otherwise continue to operate with the same investment objectives, policies and strategies and be subject to the same risks.

Keep this supplement with your summary prospectus, statutory prospectus, and statement of additional information.

Lit. No. MFGEBS-552-0923P CGD/AFD/10039-S98547